Accounts Payable and accrued Expenses	9 Months Ended
Sep. 30, 2020
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure [Text Block]	Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses consist of the following (in thousands):

	As of
	September 30, 2020	December 31, 2019
Accounts payable	$3,639	$4,984
Accrued operating	24,742	36,177
Accrued administrative	3,941	7,585
Accounts payable and accrued expenses	$32,322	$48,746
Accounts payable primarily consists of obligations to suppliers arising in the normal course of business. Accrued operating relates to obligations arising from operation of the Company’s owned, finance leased and chartered-in vessels (see Note 14, “Leases” for additional information), such as operating costs. Accrued administrative relates to obligations that are corporate or financing in nature, such as payroll, professional fees, interest and commitment fees.